UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2025
Churchill Downs Incorporated

(Exact name of registrant as specified in its charter)

Kentucky			001-33998	61-0156015
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400
Louisville	,	Kentucky		40222
(Address of Principal Executive Offices)				(Zip Code)
(502) 636-4400
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CHDN	The Nasdaq Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
Churchill Downs Incorporated 2025 Omnibus Stock and Incentive Plan

At the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Churchill Downs Incorporated (the “Company”) held on April 22, 2025, the Company’s shareholders approved the Churchill Downs Incorporated 2025 Omnibus Stock and Incentive Plan (the “2025 Plan”) which had been previously approved by the Company’s Board of Directors (the “Board”), subject to shareholder approval. A description of the terms and conditions of the Plan was included under the heading “Proposal to Approve the Churchill Downs Incorporated 2025 Omnibus Stock and Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 13, 2025 in connection with the Annual Meeting. The description of such terms and conditions is incorporated by reference into this Item 5.02. Such description does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the 2025 Annual Meeting held April 22, 2025, the Churchill Downs Incorporated (the "Company") shareholders:
(1) elected two (2) Class II Directors to terms of three (3) years each;
(2) ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2025;
(3) approved the Churchill Downs Incorporated 2025 Omnibus Stock and Incentive Plan; and
(4) approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the proxy statement, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures in the proxy statement.
Set forth below are the number of votes cast with respect to each of the matters submitted for vote at the meeting.
(1) Election of Class II Directors for a three year term

Nominee	For	Withheld	Broker Non-Votes
R. Alex Rankin	57,498,013	3,872,107	6,083,883
Andréa Carter	57,475,350	3,894,770	6,083,883
(2) Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for fiscal year 2025

For	Against	Abstentions	Broker Non-Votes
66,806,055	619,835	28,113	—
(3) Approval of the Churchill Downs Incorporated 2025 Omnibus Stock and Incentive Plan

For	Against	Abstentions	Broker Non-Votes
60,266,378	1,046,437	57,304	6,083,883
(4) Approval, on an advisory basis, of the compensation of the Company’s named executive officers

For	Against	Abstentions	Broker Non-Votes
59,339,818	1,920,601	109,700	6,083,883

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	Churchill Downs Incorporated 2025 Omnibus Stock and Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
April 22, 2025	/s/ Bradley K. Blackwell
By: Bradley K. Blackwell
Title: Executive Vice President, General Counsel and Secretary